                                  EXHIBIT 99.2

                                Graphic Omitted



                               POPULAR ABS 2005-A

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

Graphic Omitted



                                 POPULAR 2005-A
                             EXCESS SPREAD ANALYSIS

                       FWD                      FWD                      FWD                     FWD
                     LIBOR                    LIBOR                    LIBOR                   LIBOR
              FWD     PLUS             FWD     PLUS             FWD     PLUS            FWD     PLUS
PERIOD      LIBOR  300 BPS  PERIOD   LIBOR  300 BPS  PERIOD   LIBOR  300 BPS  PERIOD  LIBOR  300 BPS
---------  ------  -------  ------  ------  -------  ------  ------  -------  ------  -----  -------

1          1.8060   0.3854      42  3.7939   2.1602      83  4.9172   1.3544     124    n/a   3.3488
2          2.4798   0.4407      43  3.9125   2.2307      84  5.0674   1.4463     125    n/a   3.4248
3          2.2730   0.4058      44  3.8311   2.0225      85  4.9831   1.3966     126    n/a   3.5025
4          2.1796   0.4167      45  3.8559   1.9572      86  5.1336   1.4788     127    n/a   3.5820
5          2.1888   0.4282      46  4.2078   2.3681      87  5.0803   1.4579     128    n/a   3.6633
6          1.9806   0.4404      47  3.9321   1.8251      88  5.1323   1.4908     129    n/a   3.7465
7          2.0362   0.4533      48  4.0721   1.9147      89  5.3000   1.5534     130    n/a   3.8316
8          1.9040   0.4669      49  4.0320   1.7241      90  5.2574   1.5587     131    n/a   3.9187
9          1.8634   0.4811      50  4.1797   1.8202      91  5.4071   1.6098     132    n/a   4.0078
10         2.1431   0.4956      51  4.0985   1.5830      92  5.3731   1.6298     133    n/a   4.0991
11         1.8133   0.5106      52  4.1117   1.5095      93  5.4344   1.6666     134    n/a   4.1924
12         1.8892   0.5260      53  4.2659   1.6120      94  5.7583   1.7638     135    n/a   4.2879
13         1.8008   0.5419      54  4.1488   1.3578      95  5.5987   1.7426     136    n/a   4.3856
14         1.8560   0.5582      55  4.2800   1.4575      96  5.7527   1.7819     137    n/a   4.4856
15         1.7386   0.5751      56  4.1554   1.1903      97  5.7241   1.8221     138    n/a   4.5879
16         1.7081   0.5924      57  4.1624   1.1618      98  5.8868   1.8632     139    n/a   4.6927
17         1.7658   0.6103      58  4.5996   1.7626      99  5.6359   1.9052     140    n/a   4.7999
18         1.6569   0.6287      59  4.2357   1.1721     100  5.7376   1.9482     141    n/a   4.9096
19         1.7256   0.6477      60  4.3793   1.3452     101  5.9387   1.9921     142    n/a   5.0219
20         1.6197   0.6672      61  4.2165   1.1323     102  5.9703   2.0371     143    n/a   5.1368
21         1.5987   0.6873      62  4.3616   1.2937     103  6.1469   2.0830     144    n/a   5.2545
22         1.8432   0.7139      63  4.2440   1.1306     104  6.1939   2.1300     145    n/a   5.3749
23         3.0390   1.4809      64  4.2701   1.1378     105  6.3134   2.1781     146    n/a   5.4981
24         3.1173   1.5309      65  4.4374   1.2869     106  6.6017   2.2273     147    n/a   5.6243
25         3.1432   1.5466      66  4.3240   1.1385     107  6.5769   2.2776     148    n/a   5.7535
26         3.2232   1.6196      67  4.4700   1.2798     108  6.7525   2.3290     149    n/a   5.8857
27         3.1327   1.5944      68  4.3618   1.1445     109  6.8517   2.3816     150    n/a   6.0211
28         3.1392   1.6261      69  4.3814   1.1476     110  7.0402   2.4354     151    n/a   6.1596
29         3.7025   2.2888      70  4.7798   1.6272     111  7.1604   2.4905     152    n/a   6.3015
30         3.6200   2.2049      71  4.4523   1.1647     112  7.3212   2.5468     153    n/a   6.4468
31         3.7033   2.2591      72  4.5979   1.2896     113  7.5160   2.6043     154    n/a   6.5956
32         3.6180   2.1175      73  4.5107   1.1843     114  7.6652   2.6632     155    n/a   6.7482
33         3.6157   2.0617      74  4.6574   1.3043     115  7.8468   2.7235     156    n/a   6.9457
34         3.7960   2.2177      75  4.5662   1.2033     116  8.0164   2.7851     157    n/a   7.1504
35         3.6515   2.5618      76  4.6004   1.2182     117     n/a   2.8481     158    n/a   7.3618
36         3.7438   2.6195      77  4.7727   1.3343     118     n/a   2.9126     159    n/a   7.5808
37         3.7081   2.4822      78  4.6916   1.2513     119     n/a   2.9786     160    n/a   7.8070
38         3.8055   2.5462      79  4.8427   1.3607     120     n/a   3.0618     161    n/a   8.0412
39         3.7172   2.3556      80  4.7680   1.2890     121     n/a   3.1311
40         3.7299   2.2945      81  4.8079   1.3095     122     n/a   3.2021
41         3.8761   2.3622      82  5.0689   1.4993     123     n/a   3.2746
---------  ------  -------  ------  ------  -------  ------  ------  -------  ------  -----  -------

ASSUMPTIONS

Prepay: Pricing Speed
No losses
Run to maturity
Triggers fail


DISCLAIMER

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Graphic Omitted



                                 POPULAR 2005-A
                               BREAKEVEN ANALYSIS


Bond       BREAK CDR  CUM LOSS   WAL
---------  ---------  --------  ----

Class AF3      42.65     36.50% 4.17
Class AF4      28.12     29.69% 5.00
---------  ---------  --------  ----

The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.


ASSUMPTIONS

Prepays according to Pricing Speed
Forward LIBOR
55% Loss Severity
10 Month Lag
Run to maturity
Triggers Set to Fail
Defaults are in addition to prepays
Principal and interest advanced on all defaulted loans


DISCLAIMER

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.